Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                             IDM ENVIRONMENTAL CORP.

                                     WARRANT

DATED:            _________________, 1998
Number of Shares:
Holder:
Address:

-------------------------------

1. THIS CERTIFIES THAT the Holder is entitled to purchase from IDM ENVIRONMENTAL CORP., a New Jersey corporation (hereinafter called the "Company"), shares of the Company's common stock ("Common Stock") in an amount equal to one share of Common Stock for every four $3.00 Warrants (as defined below) exercised by the Holder to date, not to exceed in aggregate the number of shares set forth above, at an exercise price equal to $6.75. This Warrant may be exercised from time to time, as to the number of shares of Common Stock then purchasable by the Holder, in whole or in part at any time prior to expiration. For purposes hereof, $3.00 Warrants consist of those certain warrants issued by the Company in August of 1997 in connection with the placement of $3,025,000 of Convertible Notes.

2. All rights granted under this Warrant shall expire on the first anniversary of the date of issuance of this Warrant.

3. Notwithstanding anything to the contrary contained herein, Holder shall not have the right to exercise this Warrant (a) so long as and to the extent that at the time of such exercise, such exercise would cause the Holder then to be the "beneficial owner" of five percent (5%) or more of the Company's then outstanding Common Stock, or (b) prior to the amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance to a number sufficient to permit the issuance of shares upon the exercise of this Warrant assuming the conversion or exercise of all other then outstanding convertible securities of the Company. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in
Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Holder, in form and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Holder's beneficial ownership. The Company hereby undertakes to submit to the shareholders of the Company for approval at its next annual shareholders meeting a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock to a number sufficient to permit the issuance of shares upon the exercise of this Warrant.

4. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

5. The holder of this warrant is entitled to "piggy-back registration rights" pursuant to which the Company shall include the shares of Common Stock underlying this Warrant in any registration statement filed by the Company with the U.S. Securities and Exchange Commission relating to the sale of equity securities of the Company or the resale of equity securities of the Company by existing securities holders, other than registration statements on Form S-4 or S-8 or other registration statements on which the registration of the shares underlying this Warrant would not be appropriate. Upon each permitted transfer of this Warrant after the registration statement has been declared effective, the Company will within two business days after receipt of notice thereof supplement the registration statement to reflect the name of the transferee as a selling shareholder thereunder.

6. Any  permitted  assignment of this Warrant shall be effected by the Holder by
(i) executing a form of assignment acceptable to the Company, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

7. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

8. Subject to amendment of the Company's Certificate of Incorporation as described in paragraph 3, the Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised and subject to amendment of the Company's Certificate of Incorporation as described in paragraph 3, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

9. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

11. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with a notice of purchase in form acceptable to the Company and properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

12. As soon as practicable following each receipt by the Company of the documents required to exercise all any part of this Warrant as provided in
Section 11, the Company shall deliver irrevocable instructions to its transfer agent (with a copy to Holder) to issue on an expedited basis certificates evidencing the shares of common stock so purchased. Such certificates shall bear appropriate restrictive legends in accordance with applicable securities laws, but shall be unrestricted and bear no legends once the registration statement referred to above has been declared effective.

13. This Warrant shall be governed by and construed in accordance with the laws of the State of New Jersey. The federal and state courts in the city of Newark, New Jersey shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

     IN WITNESS WHEREOF, IDM Environmental Corp. has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.


                                            IDM ENVIRONMENTAL CORP.


                                            By:
                                               ---------------------------------
                                                   JOEL A. FREEDMAN, President